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                                                                   EXHIBIT 10.13

                   MEDICAL TRANSCRIPTION SERVICES AGREEMENT


  This MEDICAL TRANSCRIPTION SERVICES AGREEMENT (the "Agreement") is to be effective as of December 20, 1999 (the "Effective Date"), by and between LONESTAR MEDICAL TRANSCRIPTION USA, INC., a Delaware corporation ("Lonestar"), and APPLIED VOICE RECOGNITION, INC., a Delaware corporation ("AVRI").

                             W I T N E S S E T H:
                             -------------------

  WHEREAS, AVRI is in the business of providing medical transcription services to health care professionals;

  WHEREAS, AVRI has conveyed certain of its assets utilized by AVRI in the performance of its transcription services, including, without limitation, the stock of Outsource Transcription Philippines, Inc. ("OTPI"), to Lonestar pursuant to that certain Asset Purchase Agreement dated effective as of the Effective Date by and among AVRI, Lonestar and others (the "Purchase Agreement");

  WHEREAS, AVRI has requested that Lonestar agree to authorize OTPI to provide AVRI with medical transcription services on an "as available", "cost plus" basis, if, as and when Lonestar determines that it will authorize OTPI to provide transcription services to third parties not in any way affiliated with Lonestar;

  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and in the Purchase Agreement, the receipt and adequacy of which are hereby acknowledged by both parties, Lonestar and AVRI agree as follows:

     1. Agreement to Provide Transcription Services. If, as and when Lonestar determines, in Lonestar's sole discretion, that Lonestar will authorize OTPI to provide third parties not in any way affiliated with Lonestar with transcription services, Lonestar shall notify AVRI of such decision and OTPI will offer to provide AVRI with transcription services pursuant to the terms of a mutually acceptable written agreement between OTPI and AVRI, which agreement will provide, in addition to the other terms thereof, that the fee charged by OTPI to AVRI for such transcription services shall be not more than the fee charged by OTPI to OTPI's best third party customers not in any way affiliated with Lonestar for transcription services, as such fee may change from time to time (in other words, on a "most favored nations basis").

     2. Term. This Agreement shall commence on the Effective Date and shall continue in effect for a period of eighteen (18) months.

     3. No Third Party Beneficiary. The provisions of this Agreement are and will be for the benefit of Lonestar and AVRI and their respective successors and assigns only and are not for the benefit of any third party. No third party shall have the right to enforce the provisions of this Agreement or any other document executed and delivered contemporaneously herewith.

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     4.   Assignment.  This Agreement may not be assigned by either party hereto without the prior written consent of the other. This Agreement shall inure to the benefit of the permitted successors and permitted assigns of either party hereto.

     5. Notices. All notices to be given under this Agreement shall be made and delivered pursuant to the terms of the notice provisions of the Purchase Agreement.

     6.   Miscellaneous.
          -------------

          (a) The provisions contained herein constitute the entire agreement between the parties, and supersedes any and all prior written or oral agreements. Any change, amendment, or modification of this Agreement must be in writing and executed by both parties.

          (b) This Agreement shall be governed and construed in accordance with the internal laws, and not the laws governing conflicts of laws, of the State of Texas.

          (c) If any provision of this Agreement is found to be unlawful, void, or unenforceable, then that provision shall be severed from this Agreement and will not affect the validity and enforceability of any of the remaining provisions.

          (d) This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement.


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EXECUTED this ____ day of January, 2000, to be effective as of the Effective
Date.

                         LONESTAR:
                         --------

                         LONESTAR MEDICAL
                         TRANSCRIPTION USA, INC.


                         By: _____________________________________
                         Name:____________________________________
                         Title:___________________________________

                         AVRI:
                         ----

                         APPLIED VOICE RECOGNITION, INC.


                         By:______________________________________
                              Timothy J. Connolly, Chairman of the
                              Board



                               Signature Page to
                    Medical Transcription Services Agreement


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